Exhibit 99.1

KELLY SERVICES® REPORTS
SECOND QUARTER EARNINGS

Financial Highlights

•	Q2 revenue down 3%; up 4% adjusted for the APAC Joint Venture transaction in 2016

•	Q2 operating earnings up 105%; up 71% adjusted for 2016 restructuring charges and the APAC Joint Venture transaction

•	Q2 earnings per share of $0.47 versus $0.23 (2016 Adjusted EPS of $0.27)

TROY, MI (August 9, 2017) -- Kelly Services (Nasdaq: KELYA) (Nasdaq: KELYB), a global leader in providing workforce solutions, today announced results for the second quarter of 2017.

George S. Corona, President and Chief Executive Officer, announced revenue for the second quarter of 2017 totaled $1.3 billion, a 3% decrease compared to the corresponding quarter of 2016. Revenue comparisons are unfavorably impacted by the transfer of APAC staffing operations to the TS Kelly Asia Pacific Joint Venture at the beginning of the third quarter of 2016.

Earnings from operations for the second quarter of 2017 totaled $20.3 million, compared to $9.9 million reported for the second quarter of 2016. Included in the results of operations in the second quarter of 2016 are restructuring charges of $3.4 million. Excluding the restructuring charges and the APAC staffing operations from 2016, earnings from operations in 2016 were $11.9 million.

Diluted earnings per share in the second quarter of 2017 were $0.47 compared to $0.23 per share in the second quarter of 2016. Excluding the restructuring charges and the APAC staffing operations, earnings per share were $0.27 in the second quarter of 2016.

Reflecting on the results, Corona stated, “It was a successful quarter that confirmed our strategic direction and continued Kelly’s forward momentum in the market. Our performance demonstrates our sustained ability to grow the top line, operate more efficiently, and deliver solid returns to our shareholders--all while continuing to invest in the future. I’m incredibly proud of our Kelly teams’ commitment to growth and delivering such strong results.”

Kelly also reported that on August 8, its board of directors declared a dividend of $0.075 per share. The dividend is payable September 1, 2017 to shareholders of record as of the close of business on August 22, 2017.

In conjunction with its second quarter earnings release, Kelly Services has published a financial presentation on the Investor Relations page of our public website and will host a conference call at 9:00 a.m. (ET) on August 9 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Internet:
Kellyservices.com

Via the Telephone:

U.S.	1 800 288-9626

International	1 651 291-5254
The pass code is Kelly Services

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing and technology introductions and disruptions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual property assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including TS Kelly Asia Pacific, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of full-time employees to lead complex talent supply chain sales and operations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyber attacks or other breaches of network or information technology security, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, unemployment compensation, disability and medical benefit plans, the impact of changes in laws and regulations (including federal, state and international tax laws), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®

As a global leader in providing workforce solutions, Kelly Services, Inc. (Nasdaq: KELYA, KELYB) and its subsidiaries, offer a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire, and direct-hire basis. Kelly® directly employs nearly 500,000 people around the world in addition to having a role in connecting thousands more with work through its global network of talent suppliers and partners. Revenue in 2016 was $5.3 billion.  Visit kellyservices.com and connect with us on Facebook, LinkedIn, & Twitter.

KLYA-FIN

# # #

ANALYST CONTACT:	MEDIA CONTACT:

James Polehna	Jane Stehney

(248) 244-4586	(248) 244-5630

james_polehna@kellyservices.com	jane_stehney@kellyservices.com

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KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED JULY 2, 2017 AND JULY 3, 2016
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2017	2016	Change		Change	Change

Revenue from services	$1,333.6	$1,375.5	$(41.9)		(3.1)%	(2.7)%

Cost of services	1,104.8	1,145.0	(40.2)		(3.5)

Gross profit	228.8	230.5	(1.7)		(0.7)	(0.4)

Selling, general and administrative expenses	208.5	220.6	(12.1)		(5.5)	(5.1)

Earnings from operations	20.3	9.9	10.4		104.7

Other expense, net	0.5	—	0.5		NM

Earnings before taxes and equity in net earnings (loss) of affiliate	19.8	9.9	9.9		99.7

Income tax expense	1.5	0.8	0.7		87.8

Net earnings before equity in net earnings (loss) of affiliate	18.3	9.1	9.2		100.8

Equity in net earnings (loss) of affiliate	0.4	(0.2)	0.6		255.2

Net earnings	$18.7	$8.9	$9.8		110.0%

Basic earnings per share	$0.48	$0.23	$0.25		108.7%
Diluted earnings per share	$0.47	$0.23	$0.24		104.3%

STATISTICS:

Staffing fee-based income (included in revenue from services)	$13.7	$16.6	$(2.9)		(16.9)%	(17.1)%

Gross profit rate	17.2%	16.8%	0.4	pts.

Conversion rate	8.9	4.3	4.6

% Return:
Earnings from operations	1.5	0.7	0.8
Net earnings	1.4	0.6	0.8

Effective income tax rate	7.6%	8.1%	(0.5)	pts.

Average number of shares outstanding (millions):
Basic	38.3	38.0
Diluted	38.8	38.3

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 26 WEEKS ENDED JULY 2, 2017 AND JULY 3, 2016
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2017	2016	Change		Change	Change

Revenue from services	$2,623.3	$2,724.6	$(101.3)		(3.7)%	(3.4)%

Cost of services	2,162.9	2,261.4	(98.5)		(4.4)

Gross profit	460.4	463.2	(2.8)		(0.6)	(0.3)

Selling, general and administrative expenses	423.7	438.6	(14.9)		(3.4)	(3.1)

Earnings from operations	36.7	24.6	12.1		48.9

Other expense, net	2.1	0.9	1.2		128.1

Earnings before taxes and equity in net earnings (loss) of affiliate	34.6	23.7	10.9		45.8

Income tax expense	4.2	3.5	0.7		20.0

Net earnings before equity in net earnings (loss) of affiliate	30.4	20.2	10.2		50.2

Equity in net earnings (loss) of affiliate	0.5	(0.1)	0.6		NM

Net earnings	$30.9	$20.1	$10.8		53.3%

Basic earnings per share	$0.79	$0.52	$0.27		51.9%
Diluted earnings per share	$0.78	$0.51	$0.27		52.9%

STATISTICS:

Staffing fee-based income (included in revenue from services)	$27.2	$33.1	$(5.9)		(17.8)%	(18.0)%

Gross profit rate	17.6%	17.0%	0.6	pts.

Conversion rate	8.0	5.3	2.7

% Return:
Earnings from operations	1.4	0.9	0.5
Net earnings	1.2	0.7	0.5

Effective income tax rate	12.2%	14.8%	(2.6)	pts.

Average number of shares outstanding (millions):
Basic	38.3	38.0
Diluted	38.7	38.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Second Quarter

			%		CC %
	2017	2016	Change		Change
AMERICAS STAFFING
Revenue from services	$575.6	$542.4	6.1%		6.1%
Gross profit	103.8	97.2	6.8		6.8
SG&A expenses excluding restructuring charges	83.4	79.8	4.7		4.6
Restructuring charges	—	1.8	(100.0)		(100.0)
Total SG&A expenses	83.4	81.6	2.3		2.3
Earnings from operations	20.4	15.6	29.9
Earnings from operations excluding restructuring charges	20.4	17.4	16.5

Gross profit rate	18.0%	17.9%	0.1	pts.
Conversion rate	19.7	16.2	3.5
Conversion rate excluding restructuring charges	19.7	18.0	1.7
Return on sales	3.5	2.9	0.6
Return on sales excluding restructuring charges	3.5	3.2	0.3

GLOBAL TALENT SOLUTIONS
Revenue from services	$505.5	$500.6	1.0%		1.2%
Gross profit	88.7	85.7	3.5		3.9
SG&A expenses excluding restructuring charges	73.4	71.4	2.8		3.2
Restructuring charges	—	0.4	(100.0)		(100.0)
Total SG&A expenses	73.4	71.8	2.2		2.7
Earnings from operations	15.3	13.9	10.1
Earnings from operations excluding restructuring charges	15.3	14.3	7.1

Gross profit rate	17.5%	17.1%	0.4	pts.
Conversion rate	17.2	16.2	1.0
Conversion rate excluding restructuring charges	17.2	16.6	0.6
Return on sales	3.0	2.8	0.2
Return on sales excluding restructuring charges	3.0	2.8	0.2

INTERNATIONAL STAFFING
Revenue from services	$256.8	$337.3	(23.9)%		(22.8)%
Gross profit	36.8	48.6	(24.1)		(23.3)
SG&A expenses excluding restructuring charges	32.7	43.4	(24.9)		(23.9)
Restructuring charges	—	1.2	(100.0)		(100.0)
Total SG&A expenses	32.7	44.6	(26.8)		(25.8)
Earnings from operations	4.1	4.0	6.3
Earnings from operations excluding restructuring charges	4.1	5.2	(17.6)

Gross profit rate	14.3%	14.4%	(0.1)	pts.
Conversion rate	11.2	8.0	3.2
Conversion rate excluding restructuring charges	11.2	10.3	0.9
Return on sales	1.6	1.2	0.4
Return on sales excluding restructuring charges	1.6	1.5	0.1

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	June Year to Date

			%		CC %
	2017	2016	Change		Change
AMERICAS STAFFING
Revenue from services	$1,148.7	$1,096.5	4.8%		4.7%
Gross profit	209.1	197.9	5.7		5.6
SG&A expenses excluding restructuring charges	167.1	163.4	2.3		2.3
Restructuring charges	0.4	1.8	(80.0)		(79.8)
Total SG&A expenses	167.5	165.2	1.4		1.4
Earnings from operations	41.6	32.7	27.0
Earnings from operations excluding restructuring charges	42.0	34.5	21.4

Gross profit rate	18.2%	18.1%	0.1	pts.
Conversion rate	19.9	16.6	3.3
Conversion rate excluding restructuring charges	20.1	17.5	2.6
Return on sales	3.6	3.0	0.6
Return on sales excluding restructuring charges	3.7	3.2	0.5

GLOBAL TALENT SOLUTIONS
Revenue from services	$992.8	$991.5	0.1%		0.2%
Gross profit	179.2	171.0	4.8		5.0
SG&A expenses excluding restructuring charges	146.6	143.0	2.5		2.8
Restructuring charges	2.0	0.4	415.5		417.6
Total SG&A expenses	148.6	143.4	3.6		4.0
Earnings from operations	30.6	27.6	10.8
Earnings from operations excluding restructuring charges	32.6	28.0	16.4

Gross profit rate	18.0%	17.2%	0.8	pts.
Conversion rate	17.1	16.1	1.0
Conversion rate excluding restructuring charges	18.2	16.3	1.9
Return on sales	3.1	2.8	0.3
Return on sales excluding restructuring charges	3.3	2.8	0.5

INTERNATIONAL STAFFING
Revenue from services	$490.4	$646.3	(24.1)%		(23.0)%
Gross profit	73.2	96.4	(24.0)		(23.0)
SG&A expenses excluding restructuring charges	63.9	84.6	(24.6)		(23.6)
Restructuring charges	—	1.2	(100.0)		(100.0)
Total SG&A expenses	63.9	85.8	(25.6)		(24.6)
Earnings from operations	9.3	10.6	(11.4)
Earnings from operations excluding restructuring charges	9.3	11.8	(19.9)

Gross profit rate	14.9%	14.9%	—	pts.
Conversion rate	12.8	11.0	1.8
Conversion rate excluding restructuring charges	12.8	12.1	0.7
Return on sales	1.9	1.6	0.3
Return on sales excluding restructuring charges	1.9	1.8	0.1

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	July 2, 2017	Jan. 1, 2017	July 3, 2016
Current Assets
Cash and equivalents	$60.8	$29.6	$33.3
Trade accounts receivable, less allowances of
$12.7, $12.5 and $11.0, respectively	1,188.1	1,138.3	1,079.8
Prepaid expenses and other current assets	61.8	46.7	47.8
Current assets held for sale	—	—	94.0
Total current assets	1,310.7	1,214.6	1,254.9

Noncurrent Assets
Property and equipment, net	81.5	80.8	81.5
Deferred taxes	185.8	180.1	197.0
Goodwill	88.4	88.4	88.3
Investment in equity affiliate	115.2	114.8	9.3
Other assets	402.5	349.4	359.1
Total noncurrent assets	873.4	813.5	735.2

Total Assets	$2,184.1	$2,028.1	$1,990.1

Current Liabilities
Short-term borrowings	$0.7	$—	$26.9
Accounts payable and accrued liabilities	476.1	455.1	403.7
Accrued payroll and related taxes	286.4	241.5	259.2
Accrued insurance	22.8	23.4	27.1
Income and other taxes	57.0	51.1	50.9
Current liabilities held for sale	—	—	48.0
Total current liabilities	843.0	771.1	815.8

Noncurrent Liabilities
Accrued insurance	44.2	45.5	41.1
Accrued retirement benefits	170.1	157.4	148.5
Other long-term liabilities	53.4	42.1	50.6
Total noncurrent liabilities	267.7	245.0	240.2

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(37.6)	(39.0)	(42.1)
Paid-in capital	31.1	28.6	28.1
Earnings invested in the business	948.7	923.6	828.8
Accumulated other comprehensive income	91.1	58.7	79.2
Total stockholders' equity	1,073.4	1,012.0	934.1

Total Liabilities and Stockholders' Equity	$2,184.1	$2,028.1	$1,990.1

STATISTICS:
Working Capital	$467.7	$443.5	$439.1
Current Ratio	1.6	1.6	1.5
Debt-to-capital %	0.1%	—%	2.8%
Global Days Sales Outstanding	55	53	53
Year-to-Date Free Cash Flow	$36.7	$24.7	$36.9

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 26 WEEKS ENDED JULY 2, 2017 AND JULY 3, 2016
(UNAUDITED)
(In millions of dollars)

	2017	2016
Cash flows from operating activities:
Net earnings	$30.9	$20.1
Noncash adjustments:
Depreciation and amortization	10.6	10.9
Provision for bad debts	2.9	3.5
Stock-based compensation	3.6	4.5
Other, net	(0.5)	(0.7)
Changes in operating assets and liabilities	(3.5)	2.9

Net cash from operating activities	44.0	41.2

Cash flows from investing activities:
Capital expenditures	(7.3)	(4.3)
Other investing activities	(0.1)	(0.4)

Net cash used in investing activities	(7.4)	(4.7)

Cash flows from financing activities:
Net change in short-term borrowings	0.7	(29.1)
Dividend payments	(5.8)	(4.8)
Other financing activities	(0.1)	0.2

Net cash used in financing activities	(5.2)	(33.7)

Effect of exchange rates on cash and equivalents	(0.2)	6.4

Net change in cash and equivalents	31.2	9.2
Less: cash balance included in current assets held for sale	—	(18.1)
Cash and equivalents at beginning of period	29.6	42.2

Cash and equivalents at end of period	$60.8	$33.3

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Second Quarter (Americas, International and GTS)

			%	CC %
	2017	2016	Change	Change

Americas
United States	$970.1	$930.8	4.2%	4.2%
Canada	34.6	35.8	(3.1)	1.0
Mexico	28.3	25.4	11.0	13.4
Puerto Rico	17.6	22.5	(21.9)	(21.9)
Brazil	12.7	10.2	23.8	9.2
Total Americas	1,063.3	1,024.7	3.8	3.8

EMEA
France	68.3	61.3	11.5	14.1
Switzerland	53.9	54.6	(1.2)	—
Portugal	41.7	38.7	7.4	10.1
Russia	24.0	16.6	44.4	25.9
United Kingdom	20.8	23.1	(9.7)	1.1
Italy	15.7	15.1	3.9	6.0
Germany	14.6	15.7	(6.1)	(3.7)
Norway	8.4	8.4	(1.3)	1.8
Ireland	7.4	5.4	36.0	39.3
Other	11.0	9.4	17.4	19.6
Total EMEA	265.8	248.3	7.1	8.7

Total APAC	4.5	102.5	(95.6)	(95.6)

Total Kelly Services, Inc.	$1,333.6	$1,375.5	(3.1)%	(2.7)%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	June Year to Date (Americas, International and GTS)

			%	CC %
	2017	2016	Change	Change

Americas
United States	$1,925.7	$1,865.5	3.2%	3.2%
Canada	68.7	70.3	(2.2)	(1.7)
Mexico	52.1	52.0	0.1	6.9
Puerto Rico	35.3	45.0	(21.7)	(21.7)
Brazil	26.0	20.2	28.6	8.9
Total Americas	2,107.8	2,053.0	2.7	2.7

EMEA
France	129.1	117.8	9.6	12.9
Switzerland	102.2	101.2	1.0	2.3
Portugal	78.0	72.4	7.6	10.9
Russia	46.8	30.6	52.9	27.4
United Kingdom	41.0	46.7	(12.1)	(0.1)
Italy	29.4	28.5	3.1	6.0
Germany	27.8	31.1	(10.4)	(7.7)
Norway	16.0	16.0	(0.4)	0.2
Ireland	15.1	10.4	45.4	49.9
Other	21.4	18.1	18.4	21.6
Total EMEA	506.8	472.8	7.2	8.9

Total APAC	8.7	198.8	(95.6)	(95.7)

Total Kelly Services, Inc.	$2,623.3	$2,724.6	(3.7)%	(3.4)%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 13 WEEKS ENDED JULY 2, 2017 AND JULY 3, 2016
(UNAUDITED)
(In millions of dollars except per share data)

	Second Quarter		June Year to Date
	2017	2016	2017	2016

Revenue from services	$1,333.6	$1,375.5	$2,623.3	$2,724.6
Disposal of APAC businesses (Note 1)	—	(98.4)	—	(191.1)
Adjusted revenue from services	$1,333.6	$1,277.1	$2,623.3	$2,533.5

	Second Quarter		June Year to Date
	2017	2016	2017	2016

Gross profit	$228.8	$230.5	$460.4	$463.2
Disposal of APAC businesses (Note 1)	—	(13.9)	—	(30.2)
Adjusted gross profit	$228.8	$216.6	$460.4	$433.0

	Second Quarter		June Year to Date
	2017	2016	2017	2016

Earnings from operations	$20.3	$9.9	$36.7	$24.6
Disposal of APAC businesses (Note 1)	—	(1.4)	—	(5.9)
Restructuring charges (Note 2)	—	3.4	2.4	3.4
Adjusted earnings from operations	$20.3	$11.9	$39.1	$22.1

	Second Quarter
	2017		2016
	Amount	Per Share	Amount	Per Share

Net earnings	$18.7	$0.47	$8.9	$0.23
Disposal of APAC businesses, net of taxes (Note 1)	—	—	(0.8)	(0.02)
Restructuring charges, net of taxes (Note 2)	—	—	2.5	0.07
Adjusted net earnings	$18.7	$0.47	$10.6	$0.27

	June Year to Date
	2017		2016
	Amount	Per Share	Amount	Per Share

Net earnings	$30.9	$0.78	$20.1	$0.51
Disposal of APAC businesses, net of taxes (Note 1)	—	—	(4.5)	(0.12)
Restructuring charges, net of taxes (Note 2)	1.7	0.04	2.5	0.07
Adjusted net earnings	$32.6	$0.82	$18.1	$0.46

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2017 and 2016 restructuring charges and 2016 disposal of APAC businesses is useful to understand the Company's fiscal 2017 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) Disposal of APAC businesses represents the second quarter and June year to date 2016 operational results of businesses contributed to TS Kelly Asia Pacific in the third quarter of 2016.

(2) Restructuring charges in 2017 represent costs related primarily to optimizing our GTS service delivery models to deliver expected cost savings. Restructuring charges in 2016 include costs related to actions during the second quarter in the Americas and International regions designed to increase operational efficiency and align our staffing operations with opportunities for growth within their markets.